Exhibit 99.2

Q4 2007 Earnings Release January 28, 2008

Regulation G The presentation today may include the display of some company data that do not directly conform to generally acceptable accounting principles, or GAAP. Management believes that the presentation of some non-GAAP data provides investors with additional insight into the ongoing operations of the business. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. All non-GAAP data in the presentation are indicated by a footnote. Tables showing the reconciliation between the GAAP and non-GAAP measures are included in Appendix V of today's press release.

Forward Looking Statement The presentation today may include forward-looking statements, including but not limited to anticipated plans, litigation and environmental matters, currency effects, profitability, and other commitments or goals. Such statements are subject to a number of risks and uncertainties, many of which are listed in Rohm and Haas' 10- K filing with the Securities and Exchange Commission, and could materially affect the actual outcomes. Some these risks include but are not limited to raw material costs, pricing, general economic conditions, currency movements, and the company's ability to successfully complete targeted acquisitions. Copies of all recent SEC filings, and additional information about Rohm and Haas, are available through our web site: http://www.rohmhaas.com

Full Year 2007 Sales of $8,897 million, up 8% Robust demand in Electronic Materials Favorable performance for Salt Strong chemicals growth in Rapidly Developing Economies EPS(1,NG) of $3.41, down 2% Deterioration in U.S. B&C, higher raw material costs, and Houston operating issues Some benefit from effective tax planning and share repurchases Results At A Glance Excluding restructuring, asset impairments, and one-time non-cash pension charge (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release Sales of $2,343 million, up 16% Robust demand in Electronic Materials Favorable performance for Salt Strong chemicals growth in Rapidly Developing Economies EPS(1,NG) of $0.91, up 11% Record earnings in Electronic Materials, Performance Materials and Salt Continued weakness in Specialty Materials North America Q4 2007

Q4 2007 Financial Highlights 2007 $2,343 $180 $0.91 $180 $0.91 196.8 $386 2006 $2,026 $167 $0.76 $179 $0.82 219.1 $351 Change 16% 8% 20% 1% 11% (10)% 10% Sales Net Earnings Diluted EPS Adjusted Net Earnings(1, NG) Adjusted EPS(1, NG) Diluted shares outstanding EBITDA(NG) Excluding restructuring, asset impairments, and one-time non-cash pension charge (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release Three Months Ended December 31, Strong finish to 2007 - record sales, improving organic growth, and solid EBITDA growth Earnings per share in line with expectations, after adjusting for $0.10 benefit from lower than expected tax rate and $0.03 in better than expected Salt performance In Millions (except EPS)

Q4 2007 Sales Change Invisible Black Grey Q4 2006 0 2026 Demand 2026 181.1 Price 2207.1 26.6 Currency 2233.7 87.3 Other 2321 22 Q4 2007 0 2343 9% 1% 4% 16% 2% Electronic Materials Group had strong demand growth, up 12% vs. prior year period Specialty Materials Group demand up 2% despite weakness in US building & construction markets Salt demand up sharply on strong ice control volumes Strong Organic Growth

Q4 2007 Earnings Change Invisible Black Grey Q4 2006 0 0.82 Business Results 0.82 0.05 Share Repurchases 0.87 0.05 Lower Tax Rate 0.92 0.02 Increase in Corporate Expense 0.91 0.03 Q4 2007 0 0.91 Strong earnings growth in Electronic Materials Group, Performance Materials Group, and Salt more than offset drop in Specialty Materials Group Also benefited from share repurchases and effective tax planning Excluding restructuring, asset impairments, and one-time non-cash pension charge Net of incremental interest expense for accelerated share repurchase (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release $0.05 $0.05 $0.02 $0.91 $(0.03) $0.82 (2) Stronger Business Performance Drove Year-on-Year Improvement

Vision 2010 Scorecard for Q4 2007 Metrics Revenue Growth Total Company Mature Economies RDEs Demand Growth % Sales in RDEs Adjusted EPS Growth(1,NG) EBITDA(NG) $ Growth Conversion Cost Index(2) Q4 2007 16% 11% 32% 9% 25% 11% 10% nm Rolling 4 Quarters 8% 4% 22% 4% 24% (2)% (7)% 101.9 2007 Target 6 - 8% 3-4% 23% (3)% - 3% Flat 100 '06 - '10 Target CAGR 5 - 7% 35% 12 - 14% 10 - 12% 100 Excluding restructuring, asset impairments, and one-time non-cash pension charge Rolling four-quarter metric, full year 2006 = 100 (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release

Electronic Technologies Q407 Highlights Invisible Black Grey Q4 2006 0 392 Demand 392 46.4 Price 438.4 7.2 Currency 445.6 8.3 Other 453.9 0.1 Q4 2007 0 454 OPAT Q4 2006 64 Q4 2007 88 Strong semiconductor production in Asia drove 12% increase in demand Sales excluding precious metals pass through up 16% 38% increase in earnings primarily driven by strong demand After-tax operating margin up more than 300 bps Continued strong growth and margin expansion from one of our core franchises Q4 2007 was 11th quarter in a row of year-on-year growth FY 2007 was 5th year in a row of expanding margins 12% 2% 2% 16% Sales Change Earnings Comparison

Invisible Black Grey Q4 2006 0 3 Demand 3 0.8 Price 3.8 0 Currency 3.8 0.1 Other 3.9 26.1 includes rounding Q4 2007 0 30 Display Technologies Q407 Highlights OPAT Q4 2006 0 Q4 2007 -7 SKC Haas Display Films JV launched on November 30, 2007 Healthy growth, though on a small base, for existing ROH products Operating losses as anticipated, driven by continued investments in R&D and commercial development of light management films acquired from Kodak Combination of existing ROH Display Materials products, light management films business acquired from Kodak, and SKC JV had annualized sales run-rate of ~$275 million in 2007 Sales Change Earnings Comparison (1) (1) SKC JV and Kodak acquisition

Paint & Coatings Materials Q407 Highlights Invisible Black Grey Q4 2006 0 438 Demand 438 14.3 Price 452.3 1.4 Currency 453.7 16.3 Other 466 2 Q4 2007 0 468 OPAT Q4 2006 48 Q4 2007 45 Strong demand growth in RDEs offset moderating conditions in Western Europe and 2% volume drop in US Earnings down on weak US B&C demand, higher raw material / freight / energy costs Currency and tax benefits partially offset earnings decrease Continuing to shift Regional mix to RDEs, following on footprint investments Actively pursuing M&A to supplement organic growth Moving quickly to recover rising raw material costs through price increases 3% 0% 4% 7% 0% Sales Change Earnings Comparison

Packaging & Building Materials Q407 Highlights Invisible Black Grey Q4 2006 0 423 Demand 423 2.4 Price 425.4 2.9 Currency 428.3 24.1 Other 452.4 0.6 Q4 2007 0 453 OPAT Q4 2006 27 Q4 2007 27 Strong demand in RDEs more than offset weakness in Western Markets Modest traction with price increases Favorable currencies offset higher raw material costs Weak US B&C markets continue to challenge this business Moving quickly to recover rising raw material costs through price increases Continuing to examine options to improve performance 1% 1% 6% 7% (1)% Sales Change Earnings Comparison

Primary Materials Q407 Highlights Invisible Black Grey Q4 2006 0 238 Demand 238 3 Price 241 0 Currency 241 11 Other 251 1 Q4 2007 0 251 OPAT Q4 2006 35 Q4 2007 17 3rd party sales up 5%, primarily due to currencies Internal sales up 3%, with higher transfer prices offsetting lower captive volumes Substantial increases in raw material / freight / energy costs, with lagging price increases Houston plant back to more normal operations - continuing to work on improving and stabilizing performance 1% 5% 5% (1)% Sales Change Earnings Comparison (1) Third party sales only (1)

Performance Materials Q407 Highlights Invisible Black Grey Q4 2006 0 300 Demand 300 4 Price 304 6 Currency 310 16 Other 323 3 Q4 2007 0 323 OPAT Q4 2006 23 Q4 2007 36 Increased demand for Process Chemicals & Biocides products worldwide Powder Coatings sales up slightly; lower demand offset by currency and pricing Favorable currencies and higher selling prices contributed to improved earnings Agrofresh contributed positively to earnings Announced two strategic alliances (Millipore, Basin Water) for our Ion Exchange Resins business, opening doors to new growth areas in potable water and drug development 1% 2% 5% 8% 0% Sales Change Earnings Comparison

Salt Q407 Highlights Invisible Black Grey Q4 2006 0 232 Demand 232 111 Price 343 10 Currency 353 11 Other 364 0 Q4 2007 0 364 OPAT Q4 2006 16 Q4 2007 42 Ice control strong vs. a well below average prior year period (favorable weather) Sales for other salt uses also grew healthily in the quarter Demand, improved product mix and pricing management led to record earnings Above-average ice control demand represents ~$13 million in earnings Further exploration of strategic options for this business (e.g. sale, spin-off, or IPO) is on hold pending return to more normality in debt markets 48% 4% 5% 57% Sales Change Earnings Comparison

Full Year 2007 Financial Highlights Excluding restructuring, asset impairments, and one-time non-cash pension charge (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release Delivered earnings per share within initial guidance range despite external (US B&C and raw materials) and internal (Houston operations) challenges Record performance in Electronics, robust growth in all businesses in RDEs 2007 $8,897 $660 $3.12 $721 $3.41 211.0 $1,493 2006 $8,230 $755 $3.41 $772 $3.49 221.2 $1,598 Change 8% (13)% (9)% (7)% (2)% (5)% (7)% Year Ended December 31, Sales Net Earnings Diluted EPS Adjusted Net Earnings(1, NG) Adjusted EPS(1, NG) Diluted shares outstanding EBITDA(NG) In Millions (except EPS) Initial 2007 Guidance 6 - 8% $3.40 - $3.60

FY 2007 Sales Change Invisible Black Grey 2006 0 8230 Demand 8230 359 Price 8589 66 Currency 8655 220 Other 8875 22 2007 0 8897 4% 1% 3% 8% 0% Organic growth improved: 4% for 2007 vs. 3% in 2006 Chemical businesses in RDEs delivered robust growth throughout the year Electronic Materials accelerated strongly in 2nd half Solid Organic Growth

Invisible Black Grey 2006 0 3.49 Share Repurchases 3.49 0.1 Lower Tax Rate 3.59 0.09 3.68 0.1 0.14 0.19 3.71 0.19 0.1 0.11 Houston Issues 3.54 0.17 Increase in Corporate Expense 3.41 0.06 0.03 0.04 2007 0 3.41 FY 2007 Earnings Change $0.10 $0.09 $(0.17) $3.41 $(0.13) $3.49 (2) EPS(1, NG) down 2% to $3.41, including impact of extraordinary Houston operational issues and European HQ costs Excluding restructuring, asset impairments, and one-time non-cash pension charge Net of incremental interest expense for accelerated share repurchase After-tax Europe HQ costs were $0.10 per share in 2007 vs. $0.05 in 2006 (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release Europe HQ(3) $(0.05) Interest Exp $(0.03) A Year of Transition With Many Headwinds $0.43 $(0.40) Business Results

Recent Strategic Developments

Opened new facilities to serve Rapidly Developing Economies
- Emulsions facilities in Chennai, India and Sanshui, Guangdong Province, China

Formed an exclusive alliance with Basin Water, Inc.
- Groundwater treatment in the U.S. and Canada, focusing on potable water applications

Announced a joint development agreement with Millipore Corporation
- High-performance chromatography products for manufacture of biologic drugs

Began operations of SKC Haas Display Films
- Further strengthens the company's Display Technologies segment

Announced the acquisition of the FINNDISP polymer dispersions division of OY Forcit AB
- Accelerates growth in Russia, adds non-acrylic polymer technology

Announced alliance with Syngenta to develop/commercialize Invinsa™ technology
- Exclusive global alliance; ROH brings IP, manages registrations, manufactures active ingredient; SYT drives Sales & Marketing; companies jointly continue development
- $500 million potential (provisional estimate); commercialization in 2 years

Received EPA approval EcoVance™ Preservative
- High-performance, non-metallic, environmentally friendly preservative for wood protection

ROHM AND HAAS | ACCELERATING VALUE CREATION
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EPS Q1 2007 0.86 Q1 2008 Outlook 0.85 0.05 Outlook for 2008 EPS 2006 3.49 2007 3.41 2008 Outlook 3.8 0.2 2008 EPS(1,NG) Outlook Global GDP growth similar to 2007 No US recession, but a weak 1st half Western Europe moderates RDEs continue strong growth No recovery in U.S. B&C markets Similar drop in US paint market as 2007 Continued momentum in Electronics Wafer Area Started up~8% US dollar at levels similar to late 2007 No easing of raw material prices Oil at or above $85 per barrel Increased macroeconomic uncertainty Contingency plans in place Q1 2008 EPS(1,NG) Outlook $3.49 $3.41 $3.80-$4.00 $0.86 $0.85-$0.90 Excluding restructuring, asset impairments, and one-time non-cash pension charge Outlook excludes any potential new M&A or restructuring (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release (2) (2)

2008 Target: $10B Sales, EPS of $3.80-$4.00 Metrics Revenue Growth Total Company Mature Economies RDEs Demand Growth % Sales in RDEs Adjusted EPS Growth(1,NG) EBITDA(NG) $ Growth Conversion Cost Index(2) 2007 Actual 8% 4% 22% 4% 24% (2%) (7)% 101.9 2008 Target 12% 7% 30% 5% 28% 11 - 17% 15 - 19% 100 '06 - '10 Target CAGR -- 5 - 7% 35% 10 - 14% 10 - 12% 100 Excluding restructuring, asset impairments, and one-time non-cash pension charge Full Year 2006 = 100 (NG) Non-GAAP measure; see reconciliation in Appendix V of today's press release